UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 11, 2021
Date of Report (date of earliest event reported)
 _________________________________________________________
salesforce.com, inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Salesforce Tower
415 Mission Street, 3rd Fl
San Francisco, California 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange	, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 11, 2021, the Board of Directors of salesforce.com, inc. (the “Company”) approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) to modify Article III to reflect certain procedural changes regarding the appointment of officers and add a new Article VI to the Bylaws. The new Article VI provides that, unless the Company selects or consents in writing to the selection of an alternative forum, (a) the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any internal corporate claims; and (b) the federal district courts of the United States of America shall be the sole and exclusive forum for any cause of action arising under the Securities Act of 1933 (which provision would not apply to claims brought to enforce a duty or liability created by the Securities Act of 1934). For the purposes of Article VI, “internal corporate claims” means any claims, including claims in the right of the Company, (i) that are based upon a violation of a duty by a current or former director, officer, employee or stockholder in such capacity; or (ii) as to which the Delaware General Corporation Law confers jurisdiction upon the Court of Chancery. The amendments to the Bylaws were effective immediately upon approval by the Board.
This summary of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, which is filed herewith as Exhibit 3.1 and is incorporated into this filing by reference.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

3.1	Amended and Restated Bylaws of salesforce.com, inc.
104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 12, 2021	salesforce.com, inc.

/s/ TODD MACHTMES
Todd Machtmes Executive Vice President and General Counsel